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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2002

                          BIRMINGHAM STEEL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                                   1-9820                               13-3213634
 (State or other jurisdiction of                 (Commission File No.)                     (IRS Employer
          incorporation)                                                                Identification No.)

         1000 Urban Center Parkway, Suite 300, Birmingham, Alabama 35242
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (205) 970-1200

          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS.

On March 27, 2002, Birmingham Steel Corporation issued a press release regarding the extension of certain debt previously scheduled to mature on April 1, 2002 until May 15, 2002.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(a)      Financial Statements of Businesses Acquired. Not applicable.

(b)      Pro Forma Financial Information. Not applicable.

(c)      Exhibits.

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
Exhibit Reference
Number                                         Exhibit Description
-----------------                              -------------------
      99.1              Birmingham Steel Corporation's press release dated March 27, 2002.*

      99.2              Tenth Amendment to Credit Agreement dated as of April 2, 2002 between
                        Birmingham Steel Corporation and Bank of America, N.A., successor to
                        NationsBank, N.A. (South) amending that certain Credit Agreement dated as of March 17, 1997.*

      99.3              Fifth Amendment to Note Purchase Agreement dated as of March 31, 2002 between Birmingham Steel Corporation and the Noteholders amending those certain Note Purchase Agreements dated as of September 15, 1995.*

      99.4              Fifth Amendment to Note Purchase Agreement dated as of March 31, 2002 between Birmingham Steel Corporation and the Noteholders amending those certain Note Purchase Agreements dated as of September 1, 1993.*


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BIRMINGHAM STEEL CORPORATION



Date:    March 29, 2002          By: /s/ Catherine W. Pecher
                                     ------------------------------------------
                                     Name: Catherine W. Pecher
                                     Its:  Vice President - Administration and
                                           Corporate Secretary